EXHIBIT 99.2

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

CD Library Music Videos Music Channels Archived TV Comedy Sports TV Japan The Golf Channel Account Review Video Checkout Guest Survey Send a Greeting Link to Hotel Website Parental Control Multilingual 33 Games TV Web Access Internet Browsing 81 Movies 2003: Expanded Opportunities Since Introduction In Early 2001 Driving Contracts Over 425,000 Signed New and Renewals Driving Revenue INTERACTIVE DIGITAL SYSTEM

Increase 1st Half 2003 Over Tape % Change Movie Revenue $ 20.90 $ 5.16 32.8% Other Interactive Services $ 6.63 $ 2.57 58.3% Total Per Guest Pay Room $ 27.53 $ 7.73 39.0% Interactive Digital System Demonstrable Increase in Revenue Per Room Over Tape FINANCIAL HIGHLIGHTS

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 335.00 $ 335.00 Annual Cash Flow $ 133.00 $ 133.00 Total Cash Flow Over Life $ 865.00 $ 865.00 Average Capital Investment $ 414.00 $ 345.00 Payback Period 3.1 Years 2.6 Years Cash-on-Cash Return 32% 39% Digital Upgrade Digital New Single Room Economics * Revenue and cash flow based on TTM from Q2 '03 results; capital based on 1st half '03 levels INTERACTIVE DIGITAL SYSTEM

New Installation Digital Capital per Room

1996 1997 1998 1999 2000 2001 2002 Q2 2003 GP Interactive 400245 511851 596000 660000 725075 812149 876348 899773 Total 516348 613407 703325 755000 806112 887830 952673 971503 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider 2002 Q2 2003 INTERACTIVE DIGITAL SYSTEM

STRONG & DIVERSIFIED CUSTOMERS

Total US/Canadian Lodging Market 75+ Hotel Room Market 16 25 Slice 3 7 Slice 4 27 More Than 300 rooms 75 - 149 rooms On Command LodgeNet Other Providers Unserved 151 - 299 rooms Under 75 rooms 4.5 Million Rooms 3.5 Million Rooms 30% meet economic criteria STRONG COMPETITIVE POSITION #1 Worldwide

13 36 Slice 3 29 Slice 4 7 Suburban Resort Highway Airport Urban DIVERSIFICATION Diversified Locations

LNET Occupancy Advantage Over Industry 1995 1996 1997 1998 1999 2000 2001 2002 LNET 0.699 0.7 0.69 0.683 0.672 0.674 0.643 0.633 480 500 460 460 390 360 430 410 QUALITY CUSTOMERS Basis Points LNET Average +410 Basis Points Higher Since 1995 Industry occupancy rates indexed at zero

2002 21407 2003 360 2004 692 0 2005 774 0 2006 776 0 2007 739 0 2008 684 2009 508 2010+ 550 Total Hotels 7% 14% 15% 15% 14% 13% STABILITY 10% as of June 30, 2003 11% Future Contract Expirations Average Remaining Contract Life Approximately 4 Years

(in millions) Steady Revenue Growth Despite Occupancy Declines FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 LTM Revenue 200 207 212 217 221 224 230 235 240 243 LTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622

Q2 2003 Q2 2002 % Change Movie Revenue $ 17.73 $ 18.20 (2.6%) Other Interactive Services $ 5.02 $ 4.22 19.0% Total Per Guest Pay Room $ 22.75 $ 22.42 1.5% Q2 Revenue Per Room Analysis Despite occupancy levels down 230 bps Digital platform installed in 36% of rooms FINANCIAL HIGHLIGHTS

Q2 2003 Q2 2002 bp Change Gross Profit Margin 55.2% 57.5% -2.3 Reconciliation: TV Internet Integration (InnMedia) -1.3 Programming Costs (Mix Shift) -0.3 Hotel Incentive Commissions -0.7 Gross Margin Analysis FINANCIAL HIGHLIGHTS

Improving Efficiencies per room per month Q2 2003 Q2 2002 % Change GP Operations Expense $ 2.91 $ 2.98 (2.4%) SG&A Expense 1.82 1.98 (8.1%) Total Operating Expenses $ 4.73 $4.96 (4.6%) FINANCIAL HIGHLIGHTS SG&A down to 7.8% of revenue, from 8.4% Q2 '02

(in millions) Increasing Operating Income before D & A Despite Occupancy Decline 1995 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '02 Operating Income before Depreciation & Amortization 15.9 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 Occupancy 0.251 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 FINANCIAL HIGHLIGHTS TTM

Decreasing Capital Spending 1st 6 Mo 2001 1st 6 Mo 2002 1st 6 Mo 2003 2001 39.2 37.3 28.1 Total Capital Spending Q2 2001 Q2 2002 Q2 2003 2001 469 436 408 Capital Per New Digital Room (in millions) FINANCIAL HIGHLIGHTS

Cash from Operations Analysis - First 6 Months 2003 2002 Cash from Operations $ 25.8 $ 18.6 Corporate Capital (4.3) (5.2) Minor Extension Investment (1.5) (1.9) Post Corporate Free Cash Flow $ 20.0 $ 11.5 Digital Renewal Investment * (7.1) (9.9) Post Renewal Cash Flow 12.9 1.6 New Room Investment ** (16.2) (18.8) Post-Growth Cash Flow $ (3.3) $(17.2) *Digital Upgrade Rooms 20,311 28,670 **New Digital Rooms 39,118 41,528 (in millions) FINANCIAL HIGHLIGHTS

FINANCIAL OUTLOOK Third Quarter Operating Strategy Basic assumption - Soft but improving occupancy rates Action Plan: Reduce discretionary operating expenses Moderate capital investment Net, free cash flow positive 2nd Half '03: Manage capital investment program Debt peaking at approximately $370 million Intent to reduce debt levels in 2004 and beyond

Current Share Value $ 14.50 Implied Value per Subscriber $608.00 $3228.00* Entity Value Multiple Trailing 12 Months EBITDA 6.6x 12.1x** Valuation Analysis VALUATION Morgan Stanley Media: Entertainment & Cable/Satellite Report - September 14, 2003 *Merrill Lynch Cable Television Brief - September 2, 2003 LodgeNet Cable Sector Avg

INVESTMENT SUMMARY Continuous Innovation Operational Excellence World's Largest Provider Digital Rooms Driving Revenue Demonstrable Digital Model Experienced Management Team

Copyright 2003 LodgeNet Entertainment Corporation All rights reserved.